                                                                   Exhibit 25(j)

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                              -------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

              800 Nicollet Mall
            Minneapolis, Minnesota                            55402
    --------------------------------------------            ----------
      (Address of principal executive offices)              (Zip Code)

                                Marlene J. Fahey
                         U.S. Bank National Association
                                 100 Wall Street
                               New York, NY 10005
                                (212) 361-(2510)
            (Name, address and telephone number of agent for service)

SAFETY FIRST TRUST SERIES
       2006-10                           DELAWARE
--------------------------  -------------------------------  ------------------
 (Exact name of obligor as  (State or other jurisdiction of  (I. R. S. Employer
 specified in its charter)   incorporation or organization)  Identification No.)

                                 399 PARK AVENUE
                               NEW YORK, NY 10043
                    (Address of principal executive offices)
                              -------------------

 PRINCIPAL-PROTECTED TRUST CERTIFICATES (THE "CERTIFICATES") OF THE SAFETY
                           FIRST TRUST SERIES 2006-10
                         (Title of indenture securities)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Washington, D.C.

         b)    Whether it is authorized to exercise corporate trust powers.

                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None

ITEMS 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4. A copy of the existing bylaws of the Trustee.*

          5. A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 20th of June, 2006.

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:   /s/ Marlene J. Fahey
                                               ------------------------------
                                               Marlene J. Fahey
                                               Vice President

By:  /s/ David J. Kolibachuk
     ------------------------------
     David J. Kolibachuk
     Vice President

                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 20, 2006

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:   /s/ Marlene J. Fahey
                                               ------------------------------
                                               Marlene J. Fahey
                                               Vice President

By:  /s/ David J. Kolibachuk
     -------------------------------
     David J. Kolibachuk
     Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2006

                                    ($000's)

                                                    3/31/2006
                                                  --------------
ASSETS
    Cash and Due From Depository Institutions     $   7,050,967
    Securities                                       39,215,391
    Federal Funds                                     3,114,744
    Loans & Lease Financing Receivables             135,184,791
    Fixed Assets                                      1,737,385
    Intangible Assets                                11,754,046
    Other Assets                                     10,882,988
                                                  -------------
    TOTAL ASSETS                                  $ 208,940,312

LIABILITIES
    Deposits                                      $ 132,810,195
    Fed Funds                                        12,304,517
    Treasury Demand Notes                                     0
    Trading Liabilities                                 252,318
    Other Borrowed Money                             28,673,468
    Acceptances                                               0
    Subordinated Notes and Debentures                 6,432,494
    Other Liabilities                                 6,859,284
                                                  -------------
    TOTAL LIABILITIES                             $ 187,332,276

EQUITY

    Minority Interest in Subsidiaries             $   1,029,155
    Common and Preferred Stock                           18,200
    Surplus                                          11,804,040
    Undivided Profits                                 8,756,641
                                                  -------------
       TOTAL EQUITY CAPITAL                       $  21,608,036

TOTAL LIABILITIES AND EQUITY CAPITAL              $ 208,940,312

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Marlene J. Fahey
    ------------------------------------------
    Vice President

Date: June 20, 2006